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                                                                    EXHIBIT 10.3

                               AMENDMENT NO. 4 TO
                                 THE GAP, INC.
                        1996 STOCK OPTION AND AWARD PLAN

  THE GAP, INC., having adopted The Gap, Inc. 1996 Stock Option and Award Plan effective as of March 26, 1996 (the "Plan"), and having amended the Plan effective as of May 27, 1997, and having amended the Plan effective as of January 27, 1998, and having amended the Plan effective as of October 28, 1998, hereby amends Section 10.9 of the Plan, effective as of June 30, 2000, by substituting the following sentence for the penultimate sentence thereof:

          The amount so withheld shall not exceed the amount determined by using the minimum federal, state, local or foreign jurisdiction statutory withholding rates applicable to the Participant with respect to the award on the date that the amount of tax to be withheld is to be determined.

  IN WITNESS WHEREOF, The Gap, Inc., by its duly authorized officer, has executed this Amendment on the date indicated below.

                                        THE GAP, INC.


Dated: June 30, 2000                    By  /s/ Anne B. Gust
                                            -----------------------------
                                                Anne B. Gust
                                                Executive Vice President